SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  June 1, 2009
                         Date of earliest event reported

                             Commission File Number
                                     I-6836

                          FLANIGAN'S ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

               Florida                               59-0877638
   (State or other jurisdiction         (I.R.S. Employer Identification Number)
   of incorporation or organization)

              5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334 (Address of principal executive office (Street and number))

                                 (954) 377-1961
              (Registrant's telephone number, including area code)


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Item No. 4.       Changes in Registrant's Certifying Accountant
-----------       ---------------------------------------------

On June 1, 2009, the Company's independent registered public accounting firm, Rachlin LLP ("Rachlin"), merged with and into Marcum LLP (the "Merger") and began practicing in Florida as "MarcumRachlin, a division of Marcum LLP" ("MarcumRachlin"). Accordingly, effective June 1, 2009, Rachlin ceased to act as the Company's independent registered public accounting firm and MarcumRachlin became the Company's independent registered public accounting firm. This change in the Company's independent registered public accounting firm was accepted by the Audit Committee of the Company's Board of Directors.

The principal accountant's reports of Rachlin on the consolidated financial statements of the Company as at and for the fiscal years ended September 27, 2008 and September 29, 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 27, 2008 and September 29, 2007 and through the effective time of the Merger, there were no disagreements with Rachlin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Rachlin's satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the fiscal years ended September 27, 2008 and September 29, 2007 and through June 1, 2009, there were no events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended September 27, 2008 and September 29, 2007 and through the effective time of the Merger, the Company did not consult with Marcum LLP or MarcumRachlin with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed;
(ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Rachlin with a copy of the foregoing disclosure and requested Rachlin to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated June 5, 2009, furnished by MarcumRachlin as successor to Rachlin, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item No. 9.01.    Exhibits

Exhibit No.       Title
-----------       -----

16.1 Letter, dated June 5, 2009, from MarcumRachlin, as successor to Rachlin.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FLANIGAN'S ENTERPRISES, INC.
                                  (Registrant)


Date   June 5, 2009                By:  /s/ Jeffrey D. Kastner
                                      ------------------------
                                            Jeffrey D. Kastner
                                            Chief Financial Officer & Secretary